                         ----------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         ----------------------------

Date of Report (Date of earliest event reported) NOVEMBER 24, 1999 (NOVEMBER 12, 1999)

                          INTERNET SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)

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                                     Florida
                 (State or other jurisdiction of incorporation)

      000-22855                                         65-0704152
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)

225 RICHMOND STREET. WEST, SUITE 403, TORONTO, ONTARIO, CANADA,     M5V 1W 2
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (416) 599-8800

                                   N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  RESIGNATION OF REGISTRANT'S DIRECTORS

         On November 12, 1999, Mr. Stephen Sadler tendered his resignation from the Registrant from his position as a director. The Registrant believes that there was no disagreement by Mr. Sadler with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Sadler's resignation. A copy of Mr. Sadler's letter of resignation is included herewith.

         Also on November 12, 1999, Mr. Albert Gnat tendered his resignation from the Registrant from his position as a director. The Registrant believes that there was no disagreement by Mr. Gnat with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Gnat's resignation. A copy of Mr. Gnat's letter of resignation is included herewith.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     November 24, 1999          INTERNET SPORTS NETWORK, INC.


                                      /s/ KEN CREMA
                                      -----------------------------------------
                                      By: Ken Crema
                                      Its: Chief Executive Officer and Director


                                       3

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                         November 12, 1999


Andrew DeFrancesco
Chairman
Internet Sports Network, Inc.
Fax:  (416) 599-8228

Dear Andy:

This is to advise you that unfortunately I must tender my resignation as a Director of Internet Sports Network, Inc. effective immediately. I continue to be willing to assist you as an advisor as my time permits but I do not believe I can effectively execute my additional director's responsibilities on behalf of Internet Sports Network, Inc. under the current circumstances.

                                      Best wishes

                                      /s/  STEPHEN SADLER
                                      ------------------------------
                                      Stephen Sadler

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                                   Albert Gnat
                              BCE Place, Suite 2500
                                 181 Bay Street
                                Toronto, Ontario
                                     M5S 2T7
                               Tel: (416) 307-4004
                               Fax: (416) 307-4467
                          agnat@toronto.langmichener.ca

Via Fax and Post

November 12, 1999

Mr. Andrew DeFrancesco
Internet Sports Network
225 Richmond Street West
Suite 403
Toronto, Ontario
M5V 2W1

Dear Andy:

Please accept my resignation as a director of Internet Sports Network effective as of the date hereof.

Best wishes for your future success.

Regards,

/s/  ALBERT GNAT
---------------------------
Albert Gnat